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         FIRST AMENDMENT TO MASTER POOLING AND SERVICING AGREEMENT

         This FIRST AMENDMENT TO MASTER POOLING AND SERVICING AGREEMENT (this "Amendment"), dated as of March 1, 2000, is entered into by and between NORDSTROM fsb, a federal savings bank with its main office at 7320 East Butherus Drive, Suite 100, Scottsdale, AZ 85260 and the successor in interest to Nordstrom National Credit Bank ("NNCB"), as Transferor and Servicer (together with its successors and permitted assigns, "Nordstrom fsb") and WELLS FARGO BANK WEST, N.A., successor to Norwest Bank Colorado, National Association, a national banking association, with its main office at 1740 Broadway, Denver CO 80274, as trustee (together with its successors in trust thereunder as provided in the Agreement referred to below, the "Trustee").

         WHEREAS, NNCB and the Trustee have entered into a Master Pooling and Servicing Agreement, dated as of August 14, 1996 (the "Master Pooling and Servicing Agreement"), as supplemented by the Supplemental Agreement to Assume Obligations dated May 28, 1999, and NNCB, the Trustee and Nordstrom Credit, Inc. have entered into a Series 1996-A Supplement dated as of August 14, 1996, (the "Supplement" and together with the Master Pooling and Servicing Agreement, the "Agreement") providing for the issuance by the Nordstrom Credit Card Master Trust (the "Trust") of two (2) classes of certificates (collectively, the "Series 1996-A Certificates");

         WHEREAS, effective March 1, 2000, NNCB has ceased operation under a national bank charter, and has simultaneously transferred all its assets pursuant to a plan of conversion to an entity governed by a federal savings bank charter issued by the Office of Thrift Supervision and has changed its name from Nordstrom National Credit Bank to Nordstrom fsb, whereupon Nordstrom fsb immediately resumed the operations that NNCB had ceased to perform;

         WHEREAS, the parties desire to amend the Master Pooling and Servicing Agreement to reflect such charter and name changes;

         WHEREAS, this Amendment is entered into pursuant to Section 13. 1
(b) of the Master Pooling and Servicing Agreement;

















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         WHEREAS, each Series 1996-A Certificateholder is consenting to this
Amendment as evidenced by its signature on the signature pages hereto;

         WHEREAS, the Series 1996-A Certificates are not rated by any Rating Agency and such Series 1996-A Certificates represent all interests in the Trust and as a result no confirmation of any rating need be obtained in connection herewith; and

         WHEREAS, all other conditions precedent to the execution of this Amendment have been complied with.

         NOW THEREFORE, Nordstrom fsb and the Trustee are executing and delivering this Amendment in order to amend the provisions of the Master Pooling and Servicing Agreement in the manner set forth below.

         Section 1. Except as otherwise specifically set forth herein, capitalized terms used herein as defined terms but not defined herein shall have the meanings assigned to them in the Master Pooling and Servicing Agreement.

         Section 2. Assumption . Pursuant to Section 7.2 and 8.2 of the Master Pooling and Servicing Agreement, Nordstrom fsb hereby assumes the performance of every covenant and obligation of the Transferor under the Master Pooling and Servicing Agreement and shall benefit from all the rights granted to the Transferor under the Master Pooling and Servicing Agreement.

         Section 3. Amendments.

            3.1 Section 1. 1 of the Master Pooling and Servicing Agreement is hereby amended by changing the definition of "Servicer" to read as follows:

           "Servicer" shall mean Nordstrom fsb, a federal savings bank, and its permitted successors and assigns, and thereafter any Person appointed as successor as herein provided to service the Receivables.

            3.2 Section 1. 1 of the Master Pooling and Servicing Agreement is hereby amended by changing the definition of "Transferor" to read as follows:














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            "Transferor" shall mean Nordstrom fsb, a federal savings bank, as transferor of the receivables, and its permitted successors and assigns.

            3.3 Section 2.3(i) of the Master Pooling and Servicing Agreement is hereby amended by substituting the words "federal savings bank" for the words "national banking association".

            3.4 Section 2.4(a)(i) of the Master Pooling and Servicing Agreement is hereby amended by substituting the words "federal savings banks" for the words "national banking associations".

            3.5 Section 3.3(a) of the Master Pooling and Servicing Agreement is hereby amended by substituting the words "federal savings bank" for the words "national banking association".

            3.6 Section 3.3(d) of the Master Pooling and Servicing Agreement is hereby amended by substituting the words "federal savings banks" for the words "national banking associations".

            3.7 Section 13.5 of the Master Pooling and Servicing Agreement is hereby amended by replacing the notice address of the Transferor and the Servicer provided therein with the following: "Nordstrom fsb, 7320 East Butherus Drive, Suite 100, Scottsdale, AZ 85260, Attention:
President, Telephone: (480) 596-3365, Telecopy: (480) 596-7923 with a copy to: Nordstrom fsb, Colorado Service Center, 13531 East Caley Avenue, Englewood, Colorado 80111, Attention: Senior Vice President & Treasurer,
Telephone: (303) 397-4780, Fax: (303) 397-4811".

            Section 4. Consent to Conversion of Charter and Name Change. The Trustee hereby consents to the conversion of Transferor's charter and to Transferor's name change, as described in the above recitals, and further consents and agrees that Nordstrom fsb is the permitted successor in interest to NNCB for all purposes of the Master Pooling and Servicing Agreement, and waives any prior notice requirements with respect to such conversion and name change set forth in the Master Pooling and Servicing Agreement.















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            Section 5. Ratification of Series Supplement. As amended by this
Amendment, the Master Pooling and Servicing Agreement is in all respects ratified and confirmed, and the Master Pooling and Servicing Agreement, as so amended by this Amendment, shall be read, taken and construed as one and the same instrument. This Amendment has been executed and delivered solely for the purpose of providing for the assumption of obligations in Section 2 hereof, the amendments set forth in Section 3 hereof and the consent in
Section 4 hereof, and nothing herein expressed or implied shall constitute:
(i) an amendment supplement or other modification to any other term, provision or condition contained in the Master Pooling and Servicing Agreement; (ii) a waiver of any right, remedy, power or privilege of any Investor Certificateholder thereunder; or (iii) a waiver of the performance, compliance or observance by the Transferor or the Trustee of any of its respective covenants, obligations or other agreements contained therein, except as specifically set forth in Section 4 above. By executing this Amendment, Nordstrom fsb hereby confirms in all respects each term, condition, representation, warranty, covenant and agreement-set forth in the Master Pooling and Servicing Agreement (except that to the extent that any such representation or warranty speaks as of an earlier date, such representation or warranty shall be made only as of such earlier date, and except as expressly modified by this Amendment) and agrees that the same shall continue in full force and effect.

            Section 6. Costs and Expenses. The Transferor shall pay all of the costs and expenses of the Trustee and the other signatories hereto (including out of pocket expenses and reasonable attorneys fees and disbursements) incurred by them in connection with the preparation, execution and delivery of this Amendment.

            Section 7. Governing Law. This Amendment shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

            Section 8. Severability. If any one or more of the covenants, agreements, provisions or terms of this Amendment shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Amendment and shall in no way affect the validity or enforceability of the other provisions of this Amendment.









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            Section 9. Counterparts. This Amendment may be executed in any number of counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

            Section 10. Headings. The headings herein are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.


            IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first written above.

                                      NORDSTROM, fsb,
                                        as Transferor and Servicer

                                                By: /s/         Kevin Knight
                                                   -------------------------
                                                Name: KEVIN KNIGHT
                                                Title:    CEO

                                      WELLS FARGO BANK WEST, N.A., successor
                                      to Norwest Bank Colorado, National
                                      Association, as Trustee
                                                By:
                                                   -------------------------
                                                Name:
                                                Title:


            Each of the undersigned hereby consents to the foregoing Amendment in accordance with Section 3.4(f) of the Transfer and Administration Agreement by and between NORDSTROM fsb, a federal savings bank and successor in interest to Nordstrom National Credit Bank, ENTERPRISE FUNDING CORPORATION, a Delaware corporation (the "Company"), THE FINANCIAL INSTITUTIONS FROM TIME TO TIME PARTIES THERETO (collectively, the "Bank Investors" and each a "Bank Investor") and BANK OF AMERICA, N.A., a national











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banking association, as agent for the Company and the Bank Investors (in such capacity, the "Agent") and as a Bank Investor., dated as of August 14, 1996, as amended by a first amendment thereto dated as of August 19, 1997, a second amendment thereto dated as of July 6, 1998, a third amendment thereto dated as of August 9, 1999 and a fourth amendment dated as of March 1, 2000.

                                      BANK OF AMERICA, N.A.,
                                      as Agent and as a Bank Investor
                                      By: /s/                Elliott Lemon
                                         ---------------------------------
                                      Name:  Elliott Lemon
                                      Title: Vice President

                                      ENTERPRISE FUNDING CORPORATION,
                                      as Company
                                      By: /s/               Kevin P. Burns
                                         ---------------------------------
                                      Name:  Kevin P. Burns
                                      Title: Vice President

                                      MORGAN GUARANTY TRUST COMPANY OF
                                      NEW YORK, as a Bank Investor
                                      By: /s/             Robert Bottamedi
                                         ---------------------------------
                                      Name:  Robert Bottamedi
                                      Title: Vice President















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